May 1, 2024, As Amended and Restated, February 24, 2025

STATEMENT OF ADDITIONAL INFORMATION FOR

	Investor Shares		Institutional Shares
Parnassus Core Equity Fund	(PRBLX	)	(PRILX	)
Parnassus Growth Equity Fund	(PFGEX	)	(PFPGX	)
Parnassus Value Equity Fund	(PARWX	)	(PFPWX	)
Parnassus Mid Cap Fund	(PARMX	)	(PFPMX	)
Parnassus Mid Cap Growth Fund	(PARNX	)	(PFPRX	)
Parnassus Fixed Income Fund	(PRFIX	)	(PFPLX	)

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are composed of two trusts. The Parnassus Funds trust consists of four mutual funds: the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund (formerly known as the Parnassus Endeavor Fund), the Parnassus Mid Cap Fund, and the Parnassus Mid Cap Growth Fund. The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund. The Funds are managed by Parnassus Investments, LLC. Each of the Funds offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Funds’ audited financial statements for the fiscal year ended December 31, 2023 are incorporated into this statement of additional information by reference to the Funds’ annual report to shareholders dated December 31, 2023, as filed with the Securities and Exchange Commission on February 2, 2024. This means that you should consider the Funds’ audited financial statements to be part of the statement of additional information. This statement of additional information is not a prospectus and should be read in conjunction with the current prospectus of the Funds, dated May 1, 2024, . You may obtain a free copy of the prospectus, the annual report or semiannual report by calling the Funds at (800) 999-3505, writing to the Funds at the above address or visiting the Funds’ website, www.parnassus.com.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, and the Parnassus Mid Cap Growth Fund is to achieve long-term capital appreciation. The investment objective of the Parnassus Core Equity Fund is both capital appreciation and current income. The investment objective of the Parnassus Fixed Income Fund is to provide a high level of current income consistent with safety and preservation of capital. Each of the Funds is diversified. The Funds’ prospectus describes the investment objective and principal investment strategies of each Fund. Prior to December 30, 2022, the Parnassus Value Equity Fund was known as the Parnassus Endeavor Fund.

Investment Restrictions

The Funds have adopted the following investment restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940, as amended [the “1940 Act”]) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1)

With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)

Issue senior securities, borrow money or pledge their assets, except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)

Buy or sell commodities or commodity contracts, including futures contracts or real estate, real estate limited partnerships or other interests in real estate. (The 1940 Act currently permits investments in commodities.) Each Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)

Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money-market funds.

(10)

Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs. (No Fund will invest in any such companies in violation of its fossil-fuel free investment strategy.)

(11)

Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to a Fund’s borrowing of money. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Portfolio Turnover

The Parnassus Core Equity Fund, the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund did not have significant changes in portfolio turnover rates over the two most recently completed fiscal years.

Operating Policies

Each of the Funds has adopted the following operating policies (unless otherwise noted), which may be changed by a vote of the majority of the Funds’ Trustees:

(1)

With the exception of the Parnassus Fixed Income Fund, a Fund may purchase warrants up to a maximum of 5% of the value of its total net assets. The Parnassus Fixed Income Fund may not purchase warrants.

(2)

The Parnassus Core Equity Fund, the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund and the Parnassus Mid Cap Growth Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions. The Parnassus Fixed Income Fund may not hold or purchase foreign currency.

(3)

A Fund may not make illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. An “illiquid security” is a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or fewer without the sale or disposition significantly changing the market value of the security. Illiquid securities may include, among others, the following: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time-deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the illiquid securities generally do not include obligations that are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)

With respect to the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is an operating policy of each Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Growth Equity Fund and the Parnassus Value Equity Fund normally invest at least 80% of their net assets, plus borrowings for investment purposes, in equities. Specifically, the Parnassus Growth Equity Fund invests in equity securities of large-sized growth companies with market capitalizations greater than the median market capitalization of the Russell 1000® Growth Index (which was $20.2 billion as of March 31, 2024); and the Parnassus Value Equity Fund mainly invests in equity securities that, in the Adviser’s opinion, are undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Parnassus Mid Cap Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in companies that have a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $2.4 billion and $47.0 billion as of April 28, 2023). The Parnassus Mid Cap Growth Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in companies that have a market capitalization between that of the smallest and largest constituents of the Russell Midcap Growth Index (which was between $2.4 billion and $47.0 billion as of April 28, 2023). The Parnassus Fixed Income Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities, particularly in investment-grade bonds. Attached as Annex A to this statement of additional information is a description of the corporate bond ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. If the Board of Trustees determines to change this non-fundamental policy for these Funds, the Funds will provide 60 days prior written notice to the shareholders before implementing the change of policy.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Boards of Trustees will be communicated to shareholders prior to their implementation.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). See below for a discussion of recent market developments.

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, potentially at unfavorable prices. Securities may be difficult to value during such periods.

There is a risk that policy changes by the United States and the Federal Reserve, as well as certain foreign central banks like the European Central Bank, could include increasing interest rates, which may negatively affect the Funds. For example, in March 2022, the Federal Reserve began increasing interest rates in response to sustained inflation, labor shortages and global supply chain bottlenecks. Therefore, the risks associated with rising interest rates, such as increased volatility and reduced liquidity in the financial markets, are currently heightened. A significant increase in interest rates may cause a decline in the market for equity securities and, as a result, the value of a Fund’s equity securities. These events and potential resulting market volatility could limit or preclude a Fund’s ability to achieve its investment objective and affect its performance.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect such Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with such Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Recent Market Conditions and Events

Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. Risks associated with rising inflation, trade tensions, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East, the risk of trade disputes and the possibility of changes to some international trade agreements, the impact of epidemic and pandemic diseases, and risks associated with the level of central banks, interest rate increases, political events, rising government debt in the U.S. and the possibility of a national or global recession, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Funds invest.

Foreign Equity Securities

The Parnassus Core Equity Fund, the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund and the Parnassus Mid Cap Growth Fund may each purchase foreign securities and American Depositary Receipts (“ADRs”) of foreign companies up to a maximum of 20% of the value of their total net assets. In addition to ADRs, such Funds may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts [“CDRs”]) are similar to ADRs, but are usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value). When determining whether a company’s equity securities are considered to be a “foreign security,” the Adviser typically gives the most weight to the location of the company and the location of the exchange(s) where most of the firms’ equity securities are traded, but each company is evaluated using multiple factors. The location of a company can be determined by where it is organized, where its profits and revenues are derived and where its assets are located, as well as other factors.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. As noted above, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have impacted foreign markets, and these conflicts may expand and military attacks could occur elsewhere in Europe. Europe also has been experiencing mass migration from the Middle East and Africa. The ultimate effects of these events and other sociopolitical or geographical issues are not known, but could profoundly affect global economies and markets.

Political developments impacting international trade, including trade disputes and increased tariffs, particularly between the U.S. and China and Canada and China, may negatively impact markets and cause weaker macroeconomic conditions. Markets may be materially adversely affected by political, economic or social instability or events, including the renegotiation or nullification of agreements and treaties, the imposition of onerous regulations, embargoes, sanctions, and fiscal policy, changes in laws governing existing operations, financial constraints, including currency restrictions and exchange rate fluctuations, unreasonable taxation and the behavior of international public officials, joint venture partners or third-party representatives.

Foreign Fixed Income Securities

The Parnassus Fixed Income Fund may make limited use (not more than 20% of its net assets) of foreign fixed income securities. The foreign fixed income securities in which the Fund may invest must be U.S. dollar denominated, and may include obligations of supranational organizations or corporations. Similar to the Parnassus equity funds, the Adviser gives the most weight to the location of the company’s headquarters and the location of the exchange(s) where most of the firms’ debt is traded when determining if an issuance is a foreign security. Foreign fixed income securities are subject to the same risks as foreign equity securities and to the same risks as other debt securities.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community. Obligations of the World Bank and certain other supranational entities are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the supranational entity may be unable to pay interest or repay principal on its debt securities.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations when due, and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which a Fund may collect in whole or in part on debt subject to default by a government.

Change or Influence Control Over Portfolio Companies

As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment or impact the Funds’ sustainable investment considerations. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management; provided that the Funds do not currently anticipate taking such actions. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company.

Investing for purposes of changing or influencing control of management could result in additional expenses to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure may be required regarding a Fund’s investment and trading strategies in regulatory filings relating to such securities.

Limited Partnerships

With the exception of the Parnassus Fixed Income Fund, each of the Funds may also invest up to 5% of their total net assets in venture-capital limited partnerships. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Funds to penalties under the tax laws. Limited partnership units are illiquid (and are subject to the restriction on illiquid investments discussed above) and subject to contractual transfer restrictions; thus, a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Warrants and Put and Call Options

Each Fund (excluding the Parnassus Fixed Income Fund), to the extent consistent with its investment objective and investment strategies, may purchase warrants and put and call options on securities. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.

If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security, whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Repurchase Agreements

Each of the Funds may purchase the following securities, subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and will continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian, either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers (“brokers”), banks or other institutional borrowers of securities. The borrower, at all times during the loan, must maintain with the applicable Fund cash, U.S. government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money-market funds that are registered investment companies. The Funds’ sustainable investment considerations may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

For the fiscal year ended 2023, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities: (The Parnassus Growth Equity Fund was not operational prior to December 28, 2023.)

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Parnassus Core Equity Fund	$11,133	$1,372	$4,271	$0	$0	$0	$0	$5,643	$5,490
Parnassus Value Equity Fund	$28,506	$4,536	$5,827	$0	$0	$0	$0	$10,363	$18,143
Parnassus Mid Cap Fund	$15,360	$2,450	$3,110	$0	$0	$0	$0	$5,560	$9,800
Parnassus Mid Cap Growth Fund	$2,138	$221	$1,031	$0	$0	$0	$0	$1,252	$886

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Parnassus Fixed Income Fund	$72,178	$13,575	$4,302	$0	$0	$0	$0	$17,877	$54,301

1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to the securities lending agent.
3

Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split. The contractual management fees are derived from the pooled cash collateral reinvestment vehicle’s most recently available prospectus or offering memorandum and are an estimate based on the cash collateral reinvestment vehicle’s expense ratio and average annual account balances. Actual fees incurred from a pooled cash collateral reinvestment vehicle may differ due to other expenses, fee waivers and expense reimbursements.

4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

Convertible Securities

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the

“Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Exchange-Traded Funds

The risks of investing in exchange-traded funds, or other investment companies, typically reflect the risks of the types of instruments in which the ETFs invest. By investing in another investment company, a Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. A Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold.

ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

Ordinarily, a Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Investments in ETFs are also subject to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. An ETF has a limited number of financial institutions that may act as Authorized Participants (“AP”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV Risk. Shares of an ETF may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of an ETF will approximate the ETF’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading Risk. Although shares of an ETF are listed for trading on a stock exchange, there can be no assurance that shares will trade with any volume, or at all, on the stock exchange. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than the shares.

Futures Contracts and Options on Futures Contracts

The Parnassus Fixed Income Fund may buy and sell futures contracts that are not commodity futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument, foreign currency, or other underlying asset at a specified time and price. Most futures are offset (liquidated) prior to expiration, but when held to expiration could result in parties having to make/take delivery of the underlying asset or effect final settlement by cash. The Parnassus Fixed Income Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies, as previously discussed. The Parnassus Fixed Income Fund will primarily utilize Treasury Futures.

The Parnassus Fixed Income Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, or to gain exposure to a particular market or instrument. The Parnassus Fixed Income Fund will not use these instruments for speculative purposes. The Parnassus Fixed Income Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The Parnassus Fixed Income Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodity Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money) do not exceed 5% of a Fund’s net assets.

To avoid leveraging and related risks, when the Parnassus Fixed Income Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis. (A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.)

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of futures contracts or their underlying asset such as fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Parnassus Fixed Income Fund and the prices of futures and options on futures; there may not be a liquid market for a futures contract or futures option; trading restrictions or limitations, such as position limits or daily price limits, may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

The Parnassus Fixed Income Fund could be unable to recover assets held at the futures clearing broker, even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the commodity broker. Although a Futures Commission Merchant (“FCM”) (including the futures clearing broker) is required to segregate customer funds pursuant to the Commodities Exchange Act (“CEA”), in the unlikely event of the commodity broker’s bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers’ bankruptcies. If the FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Parnassus Fixed Income Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Parnassus Fixed Income Fund will only invest in futures contracts after complying with the requirements of the Commodity Futures Trading Commission (“CFTC”). The Parnassus Fixed Income Fund has claimed an exclusion from the definition of “Commodity Pool Operator” (“CPO”) found in Rule 4.5 of the CEA. Accordingly, the Adviser is not subject to registration or regulation as a CPO with respect to the Parnassus Fixed Income Fund under the CEA, as long as it meets the CFTC’s requirements for the exclusion.

Regulation of Derivatives

Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision discussed below.

Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4.

Currently each Fund either does not engage in Derivatives Transactions or relies on the Limited Derivatives User Exception (as defined below). If a Fund were unable to rely on this exception, the Fund would have to comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP would be administered by a “derivatives risk manager,” who is appointed by the Funds’ Board, including a majority of the independent Trustees, and periodically reviews the DRMP and reports to the Funds’ Board. As the Funds either do not engage in Derivatives Transactions or rely on the Limited Derivatives User Exception, they are not required to maintain a DRMP or comply with the VaR limit.

As referenced above, Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Funds either do not engage in Derivatives Transactions or meet the requirements for the Limited Derivatives User Exception.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

LIBOR Transition Risk

Until recently, LIBOR was used as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives.

The administrator of LIBOR has phased out LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings have ceased to be published. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published or representative after December 31, 2021.

Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which has replaced U.S. dollar LIBOR. Market participants generally have adopted alternative rates such as SOFR or otherwise amended such financial instruments to include fallback provisions and other measures that contemplated the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International SWAPs and Derivatives Association, Inc. (ISDA) launched a protocol to incorporate fallback provisions. Notwithstanding the foregoing actions, there still remains uncertainty regarding successor reference rate methodologies and there is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability.

The transition process away from LIBOR could lead to increased volatility and illiquidity in markets for instruments whose terms previously relied on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.

High-Yield Securities

Greater Risk of Loss. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high-yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by a Fund, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high-yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high-yield, high-risk bonds. As an example, in the late 1980’s, legislation required federally insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower-rated securities.

United States Government Obligations

The Funds may invest in U.S. government obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and internet-based or “cloud” applications, and the dependence on the internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their stockholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their stockholders, interference with the Funds’ ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private stockholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.

The use of internet- or cloud-based programs, technologies and data storage applications generally heightens cyber risks. Any of such circumstances could subject a Fund to substantial losses, including losses relating to misappropriation of assets, intellectual property or confidential information; corruption, deletion or destruction of data; physical damage and repairs to systems; reputational harm; financial losses from remedial actions; and/or disruption of operations. Third parties, including activist, criminal, nation-state or terrorist actors, may also attempt fraudulently to induce Fund personnel to disclose sensitive information (including passwords) to gain access to data, accounts, funds or other assets, or otherwise to inflict harm.

Cybersecurity risks are enhanced during periods of business disruption, particularly during long periods of disruption that require an increase in telecommuting, such as those caused by the current coronavirus pandemic, or by other widespread public health emergencies or other natural or man-made disasters.

Mortgage-Backed Securities and Other Asset-Backed Securities

The Parnassus Fixed Income Fund may invest in mortgage-backed and other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Parnassus Fixed Income Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States government.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States government.

Privately Issued Mortgage-Backed Securities. Privately Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“Privately Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans (“ARMs”) that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.

The Parnassus Fixed Income Fund may invest in subordinated Privately Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior Privately Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest-only classes, principal-only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Parnassus Fixed Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities. The Parnassus Fixed Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Fund may invest will be ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices that provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio, and therefore in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Parnassus Fixed Income Fund to experience difficulty in valuing or liquidating such securities.

Extension and Prepayment Risk. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Parnassus Fixed Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Parnassus Fixed Income Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, yield to maturity.

Prepayment risk occurs when declining interest rates cause prepayments to occur faster than expected, thus more quickly removing the mortgages from the pool. In this situation, the Parnassus Fixed Income Fund may not earn the expected return and may experience a loss. Additionally, in this environment, the Parnassus Fixed Income Fund may have to reinvest the proceeds at relatively lower yields. Extension risk occurs in the opposite market condition: when underlying rates are rising faster than expected and loans are not paid off as quickly as expected. In this case, the bond’s maturity is extended, which may impact returns and may cause the Parnassus Fixed Income Fund to miss an opportunity to reinvest at relatively higher yields.

Prepayment and extension risk are more impactful for Residential Mortgage-Backed Securities, or mortgage pass-throughs, including bonds issued by Fannie Mae and Freddie Mac. Residential mortgages have no refinancing restrictions, unlike Commercial Mortgage-Backed Securities, which are composed of commercial mortgages. Commercial mortgages frequently include provisions such as yield maintenance or additional penalties for early repayment, thereby reducing the likelihood of prepayment. Because extension risk comes from changing rates of prepayment, extension risk is also dampened for these securities.

Liquidity. No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Boards of Trustees. In accordance with such guidelines, the Adviser will monitor the Parnassus Fixed Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or fewer without the sale or disposition significantly changing the market value of the investment. Each Fund will take into account relevant market, trading and investment-specific considerations when determining whether a security is an illiquid security. Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.

The Funds have implemented a liquidity risk management program and related procedures to identify illiquid securities pursuant to Rule 22e-4 of the 1940 Act, and the Board of Trustees has approved the administrator of the liquidity risk management program. A determination of whether a security is illiquid is based upon guidelines contained in the Funds’ liquidity risk management program and depends upon relevant facts and circumstances, as discussed above. The Board of Trustees will review no less frequently than annually a written report prepared by the administrator of the Funds’ liquidity risk management program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price that prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees.

Sustainable Investment Policy

When making investment decisions, the Adviser conducts fundamental research to evaluate a company’s financial health, business prospects, corporate governance, and management of sustainability-related risks and opportunities. As part of the investment process, the Funds evaluate companies with sustainable business practices, in alignment with the Adviser’s Sustainable Investment Policy. The Adviser believes these factors are relevant to an assessment of quality and the risk-return profile of companies in the Funds’ portfolios. Issues that may fall under these factors include, but are not limited to:

•	Corporate governance and business ethics

•	Employee pay, benefits, health, safety and corporate culture

•	Stakeholder relations

•	Product quality and safety

•	Customers and supply chain

•	Climate change and environmental impact

With regard to the Parnassus Fixed Income Fund, the Adviser will take into consideration factors specific to fixed income investments when making these investment decisions. The Fixed Income Fund may invest in securities that are appropriate based on their specific considerations, but that may not be appropriate for the U.S. equity funds.

Investors can differ in their views of what constitutes strong or weak performance on sustainable investment factors. As a result, the Funds may invest in issuers that do not reflect the views on sustainable investment practices of any particular investor. Sustainable investment considerations may affect the Funds’ exposure to certain companies or industries and the Funds may forego certain investment opportunities as we believe these considerations are relevant to our assessment of quality and the risk-return profile of companies in the Funds’ portfolios. While the Funds view sustainable investment considerations as having the potential to contribute positively to long-term performance, there is no guarantee that such results will be achieved.

The Adviser may utilize third-party research as well as proprietary research to evaluate the sustainability practices of issuers. This information and data, including from third party research providers, may be incomplete, inaccurate, or unavailable, or may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Managers of the Fund to incorrectly assess an issuer’s business practices with respect to sustainable investment characteristics.

Parnassus’s Principles and Sustainable Investment Policy, available on the Funds’ website, describe the Adviser’s approach to investing sustainably and outline the conduct that the Adviser believes will help companies succeed and create enduring value for investors.

Integration and Stewardship

The Adviser uses strategic engagement with company management teams to encourage improvements in strategy, execution, governance and sustainability-related risks and opportunities. Such engagement may include direct communication, such as letters, emails, phone calls or in-person meetings with company management teams to encourage positive change on sustainable investment factors. Engagement may also include the submission of non-binding shareholder proposals that recommend specific positive changes on sustainable investment factors at companies held in the Funds’ portfolios. These proposals are made under Rule 14a-8 of the Securities Exchange Act. As non-binding recommendations to management of the applicable company, the shareholder proposals do not have the effect or purpose of changing or influencing control of the company. The Funds do not presently anticipate submitting binding shareholder proposals or seeking to change the board of directors of portfolio companies by nominating persons to serve as directors but reserve the right to do so in the future. See the discussion under “Change or Influence Control Over Portfolio Companies” for risks related to such actions.

The Adviser votes proxies consistent with its proxy voting policies and procedures, which are stated in this SAI.

Disclosure of Portfolio Holdings

As summarized herein, the Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, and these policies and procedures specify when disclosure is authorized. Included in these policies and procedures are procedures to address conflicts of interest. In addition to the authorized disclosure in the policies and procedures, the Board of Trustees or the Funds’ Chief Compliance Officer may authorize the disclosure of a Fund’s portfolio holdings prior to the public disclosure of such information. The Funds may not receive any compensation for providing portfolio holdings information. The Funds’ Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure policies and procedures.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Boards of Trustees, and the Boards must be afforded the opportunity to determine whether or not to allow such disclosure.

SEC and Website Disclosure

The Funds will publicly disclose all holdings in their semiannual and annual reports to shareholders, which are filed with the Securities and Exchange Commission (“SEC”) on a semi-annual basis on Form N-CSR. The Funds post their shareholder reports on their website at www.parnassus.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter. Public regulatory filings will also be available on the SEC’s website at www.sec.gov.

The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone who visits the website and is updated on or about 10 business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a more frequent basis than is publicly available (in some cases, on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to, and more frequently than, the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed, as the information is provided to the service providers on an as-needed basis in connection with the services they provide to the Funds. In each case, the Funds’ Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm (the “Auditor”), legal counsel, custodian, financial printer, pricing service provider, auditor, Fund accounting agent, trade order management system provider, Adviser’s Code of Ethics reporting system provider, and proxy voting service.

Rating and Ranking Organizations

The Funds’ Boards of Trustees have determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Bloomberg L.P.

FactSet

Morningstar, Inc.

Refinitiv (parent company of Lipper)

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential and that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Funds’ portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.

MANAGEMENT

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms, and they each oversee six portfolios (Funds) in the Parnassus Funds complex. The Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees (collectively, the “Board”). The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds.

As Alecia A. DeCoudreaux, an Independent Trustee, serves as the Chairperson of the Board, and in that capacity coordinates the activities of the Independent Trustees and the Board as a whole, and acts as a liaison with the Trust’s officers, legal counsel, and other Trustees between meetings, the Independent Trustees have determined that there is not a need for a Lead Independent Trustee function at this time. The Trusts have determined that their leadership structure is appropriate as they believe the structure provides for adequate input and influence from the Independent Trustees and management in overseeing the Funds.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the Auditor of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of Independent Trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

The Trustees and Officers of the Funds are as set forth on the following pages (ages and employment tenures listed are as of December 31, 2023).

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Alecia A. DeCoudreaux, 69 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chairperson of Board	Indefinite* Since December 2013 for Parnassus Income Funds and Parnassus Funds	Director of CVS Health Corporation. Member of the CVS Health Corporation audit committee from 2015-2024. Director of the William and Flora Hewlett Foundation since 2014 and Chair of Audit Committee from 2016-2022. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	CVS Health Corporation	6

Rajesh Atluru, 54 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Income Funds and Parnassus Funds	Founder and Managing Director of Activate Capital, a private equity/venture capital investment firm focusing on sustainable investments in energy, mobility and industrial ecosystems.	None	6

Amy K. Johnson, 57 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Nominating and Governance Committee	Indefinite Since December 2022 for Parnassus Income Funds and Parnassus Funds	Managing Director and Global Head of Operations, Columbia Threadneedle Investments, the global asset management business of Ameriprise Financial, Inc. From 2016-2019.	Federal Home Loan Bank of Des Moines	6

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)
Eric P. Rakowski, 65 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Income Funds and Parnassus Funds	Professor of Law, University of California at Berkeley School of Law since 1990.	AMG Funds (40 portfolios); AMG Pantheon Fund, LLC (1 portfolio); AMG Pantheon Master Fund, LLC (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund LLC (1 portfolio); AMG Pantheon Credit Solutions Fund (1 portfolio); Harding, Loevner Funds, Inc. (10 portfolios); Third Avenue Trust (3 portfolios) (2002-2019); AMG Comvest Senior Lending Fund (1 portfolio); and Third Avenue Variable Trust (1 portfolio) (2002-2019)	6

Roy Swan, Jr., 59 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since September 2021 for Parnassus Income Funds and Parnassus Funds	Head of The Ford Foundation’s Mission Investments program, responsible for the foundation’s impact investing and grantmaking dedicated to the ESG and impact investing field since 2018. Previously, Mr. Swan was a managing director at Morgan Stanley and held roles including co-head of Global Sustainable Finance, President & COO of Morgan Stanley Trust , and founding CEO and Managing Member of Morgan Stanley Impact Small Business Investment Company LLC, where he remains a Member.	AQR Funds Advisory Board (22 portfolios) since February 2024; Federal Home Loan Mortgage Corporation (“Freddie Mac”) since January 2024; Aequi Acquisition Corp. (2020-2023)	6

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Kay Yun, 60 c/o Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite* Since July 2017 for Parnassus Income Funds and Parnassus Funds	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently an emeritus trustee at the American Conservatory Theater and a trustee at San Francisco University High School.	None	6

*	Subject to the mandatory retirement age

Name, Age and Address	Position With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex	Number of Funds in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Allen is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)
Benjamin E. Allen, 46 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Chief Executive Officer and Trustee	Indefinite As President and Chief Executive Officer Since 2017; as Trustee since 2021 for Parnassus Income Funds and Parnassus Funds	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017.; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012.	None	6

Name, Age and Address	Positions With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Benjamin E. Allen)

Todd C. Ahlsten, 51 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer of Parnassus Investments since 2008 Vice President of Parnassus Investments from 2007 – 2021; Executive Vice President of Parnassus Investments since 2021; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

Downey H. Blount, 53 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015	Deputy Chief Compliance Officer of Parnassus Investments since 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to 2019.

Name, Age and Address	Positions With Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Benjamin E. Allen)

Marc C. Mahon, 46 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Executive Vice President, Principal Accounting Officer and Treasurer	Indefinite As Principal Accounting Officer and Treasurer, since 2007 As Executive Vice President, since July 2017	Chief Financial Officer of Parnassus Investments since 2007. Chief Operating Officer of Parnassus Investments since 2018. Executive Vice President of Parnassus Investments since 2017.

Stephanie J. Mahon, 44 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Treasurer	Indefinite Since 2024	Managing Director, Investment Operations of Parnassus Investments since 2024, Director of Operations of Parnassus Investments from 2015-2023.

John V. Skidmore II, 58 Parnassus Investments, LLC 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Funds, Parnassus Income Funds and Parnassus Investments since 2008.

Benjamin E. Allen is President and Chief Executive Officer of Parnassus Investments, where he has worked since 2005. He is a portfolio manager of the Core Equity Fund and has been a portfolio manager since 2012. Mr. Allen has been President of the Funds since 2017 and Chief Executive of the Funds since 2017. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a Trustee.

Alecia A. DeCoudreaux has served as a Trustee since 2013. Kay Yun and Amy K. Johnson were appointed as Trustees in 2017 and 2022, respectively. Ms. DeCoudreaux’s management and corporate governance experience help ensure that the Funds adhere to best practices in their governance. Ms. Yun’s broad experience with investments and issuers allows her to provide insight on industry and regulatory developments that benefit the Funds. Roy Swan, Jr. is well qualified to serve as a Trustee due to his significant experience in impact investment, finance, and public company management. Rajesh Atluru is well qualified to serve as a Trustee due to his subject matter expertise in sustainability and technology, and his investment experience. Eric P. Rakowski is well qualified to serve as a Trustee due to his knowledge about the investment advisory business, including mutual fund distribution, portfolio valuation, compliance, and auditing, and his governance experience serving as a mutual fund director. Amy K. Johnson is well qualified to serve as a Trustee due to her involvement in and knowledge of operations and financial management, and her experience in the global asset management industry. Also, as reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and sustainable investing. We believe each takes a constructive and thoughtful approach to addressing issues facing the Funds, and are well qualified to serve as Trustees.

As discussed above, the combination of skills and attributes of all of the Trustees led to the conclusion that each should serve as a Trustee. The mandatory retirement age for Independent Trustees is 75.

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms (subject to the mandatory retirement age for Independent Trustees), and they each oversee five Funds in the Fund Complex. Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. Alecia A. DeCoudreaux serves as the Chairperson of the Board, and is the presiding officer at all meetings of the Boards of Trustees.

The Trustees have determined that the leadership structure is appropriate as they believe they have ample input into their meetings, ample access to information about the Funds, and effective communications with management of the Adviser. Also, having an Independent Trustee serve as the Chairperson and a supermajority of Independent Trustees (75% of the Board is composed of Independent Trustees) allows the Board and management to have proper alignment and dialogue on all matters within the authority of the Board, including those related to risk oversight.

Trustee Compensation

For the fiscal year ended December 31, 202.3, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $175,000 in addition to reimbursement for certain out-of-pocket expenses. For the fiscal year ending December 31, 2024, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $175,000 in addition to reimbursement for certain out-of-pocket expenses, plus an additional annual retainer of $25,000 to the Chairperson of the Board, and an additional annual retainer of $12,500 to each of the Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments to the Trustees who are not affiliated with the Adviser for the fiscal year ended December 31, 2023.

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Fund Complex Paid to Trustees
Alecia A. DeCoudreaux	$200,000	None	$200,000
Rajesh Atluru	$175,000	None	$175,000
Donald J. Boteler(2)	$187,500	None	$187,500
Amy Johnson	$175,000	None	$175,000
Eric P. Rakowski	$175,000	None	$175,000
Roy Swan, Jr.	$175,000	None	$175,000
Kay Yun	$187,500	None	$187,500

(1)	Each of the above named Trustees is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.
(2)	The governing documents for the Trusts include a mandatory retirement age of 75 for Independent Trustees. Donald J. Boteler reached age 75 during 2023 and retired effective December 31, 2023.

Trustee Ownership of Funds

The following table sets forth the dollar range of shares of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2023.

Name	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund	Total in Family of Investment Companies
Interested Trustee
Benjamin E. Allen	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Trustees
Rajesh Atluru .	Over $100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000
Independent Trustees
Alecia A. DeCoudreaux	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Amy Johnson	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	Over $100,000
Eric P. Rakowski	Over $100,000	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000
Roy Swan, Jr.	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Kay Yun	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	$1-$10,000	Over $100,000

Trustee Meetings and Committees

The Boards of Trustees have a standing audit committee and a standing nominating and governance committee, but do not have a standing compensation committee. The Boards of Trustees believe that it is appropriate not to have a compensation committee because the Board as a whole can adequately serve the function of considering trustee compensation.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform their risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of Independent Trustees. The current members are Kay Yun, Alecia A. DeCoudreaux, Roy Swan, Jr., and Eric P. Rakowski with Kay Yun serving as Chair. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer. The Audit Committee met four times during the last fiscal year.

The Nominating and Governance Committee was created during 2021 and consists solely of Independent Trustees. The current members are Alecia A. DeCoudreaux, Amy K. Johnson, and Rajesh Atluru. Benjamin E. Allen is a non-voting, advisory member of the Committee.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The Audit Committee is responsible for assisting the Board of Trustees in overseeing the Funds’ independent auditors, accounting policies and procedures and other areas relating to the Funds’ auditing processes (including advising the Board on the election of independent auditors, reviewing the scope of the annual audit activities of the auditors and reviewing audit results).

The Boards of Trustees held four meetings in 2023. Each Trustee attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the Trustee served. The first board meeting for Amy K. Johnson was in December 2022.

Code of Ethics

The Parnassus Funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Parnassus Investments is also subject to this code. The code permits personnel subject to the code to invest in securities, subject to certain restrictions, including, without limitation, pre-clearance requirements. Personnel subject to the code may not invest in securities purchased or held by the portfolios of the Parnassus Funds, but may continue to hold securities they purchased prior to one of the Parnassus Funds purchasing or investing in such securities. Parnassus Funds Distributor, LLC (“Distributor”) relies on the principal underwriters exception under Rule 17j-1(c)(3), as the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex B attached to this statement of additional information. Proxy voting expenses incurred by the Adviser on behalf of the Funds and other accounts will be fairly and equitably allocated among the Funds and the other accounts holding the applicable securities. The actual voting records for the portfolios of the Parnassus Funds are available on the Funds’ website, www.parnassus.com, and on the website of the SEC at www.sec.gov, both free of charge. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own beneficially 5% or more of the outstanding shares of a Fund. “Record” ownership means, as of any particular time, a shareholder of record shown on the books of a Fund or the Fund’s transfer agent. “Beneficial” ownership means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (1) voting power which includes the power to vote, or direct the voting of, Fund shares; and/or (2) investment power which includes the power to dispose, or to direct the disposition of Fund shares, as provided in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

Except with regard to the Parnassus Growth Equity Fund, no person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of the Funds’ shares or who acknowledges the existence of control, nor has there been an adjudication under section 2(a)(9) that control exists. The Funds do not control any person.

With regard to the Parnassus Growth Equity Fund, the Fund is newly organized and certain shareholders, including affiliates of the Adviser, may beneficially own a substantial amount of shares of the Fund for an indefinite period. Redemptions by large beneficial shareholders could have a significant negative impact on the Fund. For example, if a large shareholder were to redeem all, or a large portion, of its shares, this redemption might cause the Fund to sell portfolio holdings at times when it would not otherwise do so and may increase transaction costs and/or result in an increase to the Fund’s expense ratio.

Set forth below are the names and address of all holders of shares of the Funds who as of March 31, 2023 owned of record, or to the knowledge of the Fund, beneficially owned, more than 5% of a Fund’s outstanding shares, as well as the percentage of shares of the Fund beneficially owned by all officers and Trustees of each Fund as a group:

As of March 31, 2024

Parnassus Core Equity Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	35.61%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	18.48%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	8.61%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	7.81%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	5.83%

Parnassus Core Equity Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	24.94%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	22.15%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	11.32%
JP Morgan Securities, LLC	4 Chase Metrotech Ctr., 3rd Fl.	Brooklyn, NY 11245	8.32%

*

The shares owned by Charles Schwab, Inc., National Financial Services, LLC, LPL Financial, Raymond James, American Enterprise Investment Service, Pershing, LLC and JP Morgan Securities, LLC were owned of record only.

As of March 31, 2024, the Trustees and Officers as a group (11 persons) owned less than 1.00% of the outstanding shares of the Parnassus Core Equity Fund-Investor shares and the Parnassus Core Equity Fund-Institutional shares, respectively.

Parnassus Growth Equity Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	26.70%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	16.77%

Parnassus Growth Equity Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Todd Ahlsten	1 Market Street, Suite 1600,	San Francisco, CA 94105	28.39%
Benjamin Allen	1 Market Street, Suite 1600,	San Francisco, CA 94105	28.39%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	9.06%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	8.31%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	7.84%

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC, and Pershing, LLC were owned of record only.

As of March 31, 2024, the Trustees and Officers as a group (11 persons) owned 1.86% of the outstanding shares of the Parnassus Growth Equity Fund-Investor shares and 63.96% of the outstanding shares of the Parnassus Growth Equity Fund-Institutional shares, respectively.

Parnassus Value Equity Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	31.80%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	15.71%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	10.70%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	8.64%
Morgan Stanley Smith Barney, LLC	1 New York Plz 12th Fl	New York, NY 10004	6.99%

Parnassus Value Equity Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	23.45%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	18.00%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	8.39%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4800 Deer Lake Dr. E 1st Fl.	Jacksonville, FL 32246	7.83%
Wells Fargo Clearing Services, LLC	2801 Market Street	St. Louis, MO 63103	6.17%

*

The shares owned by National Financial Services, LLC, Charles Schwab, Inc., LPL Financial, American Enterprise Investment Service, Morgan Stanley Smith Barney, LLC, Pershing LLC, Merrill Lynch, Pierce, Fenner & Smith, Inc. and Wells Fargo Clearing Services, LLC were owned of record only.

As of March 31, 2024, the Trustees and Officers as a group (11 persons) owned less than 1.00% of the outstanding shares of the Parnassus Value Equity Fund-Investor shares and the Parnassus Value Equity Fund-Institutional shares, respectively.

Parnassus Mid Cap Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	24.79%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	23.54%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	10.68%
Morgan Stanley Smith Barney, LLC	1 New York Plz 12th Fl.	New York, NY 10004	8.80%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	6.80%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	6.17%

Parnassus Mid Cap Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	17.86%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	16.97%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	15.40%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	10.18%
Wells Fargo Clearing Services, LLC	2801 Market Street	St. Louis, MO 63103	6.82%

*

The shares owned by Charles Schwab, Inc., National Financial Services, LLC, American Enterprise Investment Service, Morgan Stanley Smith Barney, LLC, Raymond James, LPL Financial, Pershing, LLC and Wells Fargo Clearing Services, LLC were owned of record only.

As of March 31, 2024, the Trustees and Officers as a group (11 persons) owned less than 1.00 % of the outstanding shares of the Parnassus Mid Cap Fund-Investor shares and the Parnassus Mid Cap Fund-Institutional shares, respectively.

Parnassus Mid Cap Growth Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	17.24%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	10.96%

Parnassus Mid Cap Growth Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	14.12%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	10.65%

*	The shares owned by Charles Schwab, Inc. and National Financial Services, LLC were owned of record only.

As of March 31, 2024, the Trustees and Officers as a group (11 persons) owned less than 1.00% of the outstanding shares of the Parnassus Mid Cap Growth Fund-Investor shares and 2.06% of the outstanding shares of the Parnassus Mid Cap Growth Fund-Institutional shares, respectively.

Parnassus Fixed Income Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	29.46%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	15.55%

Parnassus Fixed Income Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	43.16%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	17.20%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	7.23%
MMATCO, LLP	1110 N. Main St.	Goshen, IN 46527	5.42%

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC, Pershing, LLC and MMATCO, LLP were owned of record only.

As of March 31, 2024, the Trustees and Officers as a group (11 persons) owned less than 1.00% of the outstanding shares of the Parnassus Fixed Income Fund-Investor shares and the Parnassus Fixed Income Fund-Institutional shares, respectively.

STANDING COMMITTEES

The Audit Committee currently consists of Kay Yun, Chairperson, Alecia A. DeCoudreaux, Eric P. Rakowski and Roy Swan, Jr. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ Auditor, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and it is the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The Auditor is responsible to the Boards of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2023. Mr. Rakowski and Mr. Swan were appointed to the Audit Committee in December 2021. Kay Yun was appointed to the Audit Committee in December 2023 and elected Chairperson effective January 1, 2024.

In overseeing the Auditor, the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

In determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including, for example, the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on the Auditor and its peer firms. Based on the audit committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

The Nominating and Governance Committee currently has three voting members, Amy K. Johnson (Chair), Alecia A. DeCoudreaux, and Rajesh Atluru. The Committee was established for the following purposes: (1) assisting the Board in canvassing for, identifying and recommending individuals to serve as Independent Trustees and to serve on committees of the Board; and (2) developing recommendations about other governance matters for the full Board’s approval. The Committee met three times during the fiscal year ended December 31, 2023. Amy K. Johnson was appointed to the Nominating and Governance Committee in December 2023 and elected Chairperson effective January 1, 2024.

In connection with the selection and nomination of candidates to the Board, the Nominating and Governance Committee evaluates the qualifications of candidates for Board membership. Persons selected as Independent Trustees (persons who are “disinterested persons” with respect to the Trusts within the meaning of the 1940 Act) must be disinterested both within the letter and the spirit of the 1940 Act. The Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers to the Trusts).

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds, including supervising relations with the custodian, transfer agent, Auditor and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Affiliated Managers Group, Inc., an investment holding company with stakes in a diverse group of boutique investment firms, holds a majority interest in Parnassus Investments, LLC. The remaining interest is held by a broad group of Parnassus Investments professionals. Parnassus Investments is governed by its senior employees and conducts its business independently.

The Parnassus Core Equity Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets, 0.70% of the next $70 million, 0.65% of the next $400 million, 0.60% of the next $9.5 billion and 0.55% of the amount above $10 billion. During 2021, 2022 and 2023, the Parnassus Core Equity Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2023	$148,165,102	$1,346,152	$146,818,950	$0
2022	$153,199,903	$4,447,398	$148,752,505	$0
2021	$160,304,343	$0	$160,304,343	$0

The Parnassus Growth Equity Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million; 0.60% of the next $9.5 billion; and 0.55% of the amount above $10 billion. Prior to December 28, 2022, the Fund had no operations. During 2023, the Parnassus Growth Equity Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2023	$151,412	$276,081	$(124,669)	$0
2022	$665	$28,281	$(27,616)	$0

The Parnassus Value Equity Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.65% of the amount above $500 million. During 2021, 2022 and 2023, the Parnassus Value Equity Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2023	$31,049,570	$2,589,627	$28,459,943	$0
2022	$32,297,742	$2,403,884	$29,893,858	$0
2021	$30,760,844	$14,323	$30,746,521	$0

The Parnassus Mid Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2021, 2022 and 2023, the Parnassus Mid Cap Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2023	$40,224,639	$981,806	$39,242,833	$0
2022	$49,247,817	$541,315	$48,706,502	$0
2021	$55,534,925	$124,298	$55,410,627	$0

The Parnassus Mid Cap Growth Fund pays the Adviser a fee for services performed at the annual rate of 0.70% of the first $100 million in assets, 0.65% of the next $100 million and 0.60% of the amount above $200 million. During 2021, 2022 and 2023, the Parnassus Mid Cap Growth Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2023	$4,519,663	$133,821	$4,385,842	$0
2022	$4,885,806	$32,972	$4,852,834	$0
2021	$6,894,422	$0	$6,894,422	$0

The Parnassus Fixed Income Fund pays the Adviser a fee for services performed at the annual rate of 0.50% of the first $200 million in assets, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2021, 2022 and 2023, the Parnassus Fixed Income Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2023	$1,326,300	$602,826	$723,474	$0
2022	$1,788,094	$508,886	$1,279,208	$0
2021	$2,070,518	$414,378	$1,656,140	$0

The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses for the following Funds, as stated below (as a percentage of net assets):

	Investor Shares	Institutional Shares
Parnassus Core Equity Fund	0.82%	0.61%
Parnassus Growth Equity Fund	0.84%	0.63%
Parnassus Value Equity Fund	0.88%	0.65%
Parnassus Mid Cap Fund	0.96%	0.75%
Parnassus Mid Cap Growth Fund	0.80%	0.68%
Parnassus Fixed Income Fund	0.58%	0.39%

In addition, for the Parnassus Fixed Income Fund, Parnassus Investments has contractually agreed to waive 0.10% of its management fee for each class of the Fund. The expense cap agreements, which include the expense limitations for the Funds and the management fee waiver for the Parnassus Fixed Income Fund, will not be terminated prior to May 1, 2025, and may be continued indefinitely by the Adviser on a year-to-year basis.

Other than with regard to the Parnassus Growth Equity Fund, a discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with Parnassus Investments is available in the Funds’ semiannual report to shareholders for the period ended June 30, 2023, and will be available for all of the Funds in the Funds’ semiannual report to shareholders for the period ending June 30, 2024.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses related to the preparation of tax returns for the Funds; (vii) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (viii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (ix) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (xi) all other expenses incidental to holding meetings of the Funds’ shareholders; (xii) security pricing services of third-party vendors; (xiii) the cost of providing the record of proxy votes on the website; (xiv) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the Agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments serves as the fund accounting and fund administration agent for the Fund, pursuant to that certain Amended and Restated Agreement for Fund Accounting and Fund Administration Services. Brown Brothers Harriman has been appointed as sub-administrator under an Administrative Agency Agreement with Parnassus Investments. In this capacity, Brown Brothers Harriman handles all fund accounting services, including calculating the daily net asset values and is paid a fee for these services by Parnassus Investments. As fund accountant and fund administrator, Parnassus Investments received the amounts detailed below. For the year ended December 31, 2021, the Parnassus Core Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $8,696,305, $1,430,538, $2,429,920, $346,552 and $136,548, respectively. For the year ended December 31, 2022, the Parnassus Core Equity Fund, The Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $8,299,759, $28, $1,502,888, $2,153,788, $243,660 and $116,006, respectively. For the year ended December 31, 2023, the Parnassus Core Equity Fund, The Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $8,036,546, $6,243, $1,447,532, $1,761,012, $225,429 and $84,349, respectively.

PORTFOLIO TRANSACTIONS

In connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such brokers as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be provided in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include FactSet investment analytics tools, Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

The Adviser also participates in “commission sharing arrangements” to receive eligible research and brokerage products and services. In commission sharing arrangements, the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high-quality research and brokerage products and services while facilitating best execution in the trading process.

During 2023, the Parnassus Core Equity Fund, Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund and the Parnassus Mid Cap Growth Fund paid $1,351,918, $17, $245,936, $238,865 and $41,207, respectively, to Cowen Westminster Research in brokerage commissions under a commission sharing arrangement, as described above.

In the over-the-counter market, securities may trade on a “net” basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2021, 2022 and 2023, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid brokerage commissions and made payments in conjunction with brokerage and research services, as stated below. The Parnassus Growth Equity Fund was not operational prior to December 28, 2022.

Fund Name	Year Paid	Brokerage Commissions	Brokerage and Research Services	Total Transactions
Parnassus Core Equity Fund	2021	$1,889,165	$1,081,870	$16,845,075,176
Parnassus Value Equity Fund	2021	$686,989	$559,281	$4,459,541,504
Parnassus Mid Cap Fund	2021	$1,345,993	$1,160,415	$5,775,994,092
Parnassus Mid Cap Growth Fund	2021	$131,844	$117,884	$693,967,513
Parnassus Fixed Income Fund	2021	$5,724	$5,724	$348,674,530
Parnassus Core Equity Fund	2022	$2,304,422	$1,500,922	$23,235,096,319
Parnassus Growth Equity Fund	2022	$968	$968	$10,583,351
Parnassus Value Equity Fund	2022	$658,962	$518,132	$3,113,257,159
Parnassus Mid Cap Fund	2022	$1,548,707	$1,367,893	$7,047,909,837
Parnassus Mid Cap Growth Fund	2022	$220,841	$198,025	$1,003,397,643
Parnassus Fixed Income Fund	2022	$7,971	$7,971	$494,245,922
Parnassus Core Equity Fund	2023	$2,335,725	$983,808	$16,751,820,190
Parnassus Growth Equity Fund	2023	$2,327	$2,311	$25,942,723

Fund Name	Year Paid	Brokerage Commissions	Brokerage and Research Services	Total Transactions
Parnassus Value Equity Fund	2023	$721,582	$475,646	$2,964,318,067
Parnassus Mid Cap Fund	2023	$1,259,095	$1,020,229	$6,114,134,503
Parnassus Mid Cap Growth Fund	2023	$208,168	$166,961	$743,949,433
Parnassus Fixed Income Fund	2023	$12,652	$12,652	$278,030,043

Parnassus Investments has clients other than the Parnassus Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Distributor, a wholly owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, which acts as the distributor of each Fund in connection with the continuous offering of the Funds’ shares. The Distributor distributes shares of the Funds on a best efforts basis and is not obligated to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated in any way with the Funds or the Adviser.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Parnassus Investments agrees that the name “Parnassus Funds” may be used by Foreside Distributors and its subsidiary, Parnassus Funds Distributor, LLC, in connection with providing services to the Trust on a royalty-free basis. Parnassus Investments has reserved to itself the right to grant the non-exclusive right to use the name “Parnassus Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and Distributor will cease using the name “Parnassus.”

SHAREHOLDER SERVICING PLAN

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third-party administrators, registered investment advisors or other financial institutions. For these third-party services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Institutional Shares are not subject to any service fees, pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments). To the extent any of the shareholder services are provided by Parnassus Investments, Parnassus Investments does not receive any additional compensation outside of what it receives for acting as fund accounting and fund administration agent under the Agreement for Fund Accounting and Fund Administration Services. For the year ended December 31, 2021, the Parnassus Core Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $28,501,960, $5,996,275, $5,971,653, $1,000,571 and $417,704, respectively. For the year ended December 31, 2022, the Parnassus Core Equity Fund, the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $29,056,486, $99, $6,793,629, $4,943,038, $618,429 and $372,971, respectively. For the year ended December 31, 2023, the Parnassus Core Equity Fund, the Parnassus Growth Equity Fund, the Parnassus Value Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $23,740,006, $4,545, $6,496,456, $3,602,768, $584,974 and $207,581, respectively.

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Funds may pay fees to financial intermediaries, such as brokers or third-party administrators, for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Fees paid pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary. Any fees paid pursuant to such agreements may be in addition to, rather than in lieu of, fees the Funds may pay to financial intermediaries.

The Adviser also may pay certain financial intermediaries for certain activities related to the Funds. These payments are separate from any fees the Funds pay to those financial intermediaries. Any payments made by the Adviser are made from its own assets and not from the assets of the Funds. These payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. The Adviser may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Funds, or activities relating to the support of technology platforms and reporting systems.

The Adviser may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Funds. Additionally, the Adviser may make payments to financial intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to a financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.

The assets purchased by shareholders through financial intermediaries to which the Adviser makes payments are not as profitable to the Adviser as those purchased in direct shareholder accounts. A significant majority of shareholders invest in the Funds through such financial intermediaries.

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2023. None of the other accounts identified below have advisory fees that are performance based. Some of the portfolio managers may from time to time manage portfolios used in model portfolio arrangements offered by various sponsors. In connection with these model portfolios, such portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

Number of Other Accounts Managed

and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd C. Ahlsten	0	3	15
	$0	$3,976,024,497	$3,288,233,404
Benjamin E. Allen	0	3	15
	$0	$3,976,024,497	$3,288,233,404
Minh T. Bui	0
	$0	None	None
Krishna S. Chintalapalli	0
	$0	None	None
Andrew S. Choi	0	3	15
	$0	$3,976,024,497	$3,288,233,404
Matthew D. Gershuny	0
	$0	None	None
Billy J. Hwan	0
	$0	None	None
Lori A. Keith	0
	$0	None	None
Robert J. Klaber	0
	$0	None	None
Samantha D. Palm	0
	$0	None	None
Ian E. Sexsmith	0
	$0	None	None
Shivani R. Vohra	0
	$0	None	None

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2023.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Todd C. Ahlsten	Salary	Parnassus Investments	The management committee of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

Benjamin E. Allen	Salary	Parnassus Investments	The management committee of Parnassus Investments, which includes Benjamin E. Allen, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Benjamin E. Allen may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Benjamin E. Allen’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

Minh T. Bui	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Minh T. Bui’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Minh T. Bui may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Minh T. Bui’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fixed Income Fund over multiple years versus the Bloomberg U.S. Aggregate Bond Index.

Krishna S. Chintalapalli	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Krishna S. Chintalapalli’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

	Performance Bonus	Parnassus Investments	As part of Krishna S. Chintalapalli’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Value Equity Fund over multiple years versus the Russell 1000® Value Index.

Andrew S. Choi	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Andrew S. Choi’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Andrew S. Choi may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Andrew S. Choi’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index and the pre-tax performance of the Parnassus Growth Equity Fund over multiple years versus the Russell 1000 Growth Index.

Matthew D. Gershuny	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Matthew D. Gershuny’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Matthew D. Gershuny may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Matthew D. Gershuny’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

Billy J. Hwan	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Billy J. Hwan’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Billy J. Hwan may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Billy J. Hwan’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Value Equity Fund over multiple years versus the Russell 1000® Value Index.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Lori A. Keith	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Lori A. Keith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Lori A. Keith may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Lori A. Keith’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

Robert J. Klaber	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Robert J. Klaber’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Robert J. Klaber may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Robert J. Klaber’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Growth Fund over multiple years versus the Russell Midcap Growth Index.

Samantha D. Palm	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Samantha D. Palm’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Samantha D. Palm may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Samantha D. Palm’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Fixed Income Fund over multiple years versus the Bloomberg U.S. Aggregate Bond Index.

Ian E. Sexsmith	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Ian E. Sexsmith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Ian E. Sexsmith may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

	Performance Bonus	Parnassus Investments	As part of Ian E. Sexsmith’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Growth Fund over multiple years versus the Russell Midcap Growth Index, and the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

Shivani R. Vohra	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Shivani Vohra’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolios. Shivani R. Vohra may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Shivani Vohra’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Growth Equity Fund over multiple years versus the Russell 1000® Growth Index.

The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers, as of December 31, 2023 (which is also the valuation date), is set forth below.

Dollar Range of Shares of	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Todd C. Ahlsten	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000
Benjamin E. Allen	Over $1,000,000	Over $1,000,000	Over $1,000,000	$500,001-$1,000,000	Over $1,000,000	$100,001-$500,000
Minh T. Bui	Over $1,000,000	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$100,001-$500,000
Krishna S. Chintalapalli	$50,001-$100,000	$10,001-$50,000	$100,001-$500,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Andrew S. Choi	$500,001-$1,000,000	$500,001-$1,000,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None
Matthew D. Gershuny	$50,001-$100,000	None	$100,001-$500,000	Over $1,000,000	$50,001-$100,000	None
Billy J. Hwan	$100,001-$500,000	None	Over $1,000,000	$50,000-$100,000	$10,001-$50,000	None
Lori A. Keith	$50,001-$100,000	None	$50,001-$100,000	Over $1,000,000	$50,001-$100,000	$1-$10,000
Robert J. Klaber	$100,001-$500,000	None	$50,001-$100,000	$50,001-$100,000	$500,001-$1,000,000	$1-$10,000
Samantha D. Palm	$500,001-$1,000,000	None	$1-$10,000	$1-$10,000	$1-$10,000	$100,001-$500,000
Ian E. Sexsmith	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $1,000,000	$10,001-$50,000
Shivani Vohra	$100,001-$500,000	$100,001-$500,000	None	None	None	None

NET ASSET VALUE

The net asset values of the Funds’ shares are computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their net asset values. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. In the event the NYSE closes early on a particular day, the net asset value of a Fund will normally be determined as of the close of the NYSE on such day.

Equity and fixed income securities for which market quotations are not readily available are priced at their fair value. The Adviser has been designated by the Funds’ Board of Trustees as “valuation designee” under Rule 2a-5 of the 1940 Act. As such, the Adviser is responsible for making fair value determinations of the Funds’ investments in good faith and in accordance with fair value policies and procedures adopted by the Adviser under Rule 2a-5, subject to the general oversight of the Board. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices (unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security, in which case the security will be “fair valued” as described above). Long-term, fixed income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed income securities experiencing a less active market are valued by the pricing services based on methods that include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.

REDEMPTION OF SHARES

The Funds expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques.

Subject to the Funds’ compliance with applicable regulations and their policies and procedures, each Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a Fund makes an in-kind distribution, the Fund may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities; provided that the Fund will not distribute depository receipts representing foreign securities. It is not expected that a Fund would make in-kind distributions except in unusual circumstances.

If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemption in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.

A shareholder’s right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

ABANDONED PROPERTY

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in each prospectus entitled “Distributions and Taxes.” Each prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable

Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Trusts have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Funds’ investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Funds’ failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Funds’ portfolio so that (i) less than 10% of the Funds’ gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Funds’ assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carry-Forwards

For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Taxation of Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount [reduced by any OID]), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, and these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Under recent legislation, certain income distributed by pass-through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax-exempt entities, thereby potentially requiring such an entity, that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers are required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement that is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may, from time to time, make distributions in excess of its earnings and profits.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to the interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

U.S. Federal Income Tax Rates

Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, a noncorporate Fund shareholder generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gains on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding

A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Tax-Deferred Plans

Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

In general, each Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

Recently Enacted Tax Legislation

The full effects of recently enacted tax legislation are not certain and may cause a Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in a Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in a Fund.

GENERAL

The Parnassus Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on April 4, 1984. The Parnassus Income Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on August 8, 1990.

Each Declaration of Trust permits the applicable Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive a quarterly statement, as well as an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

Each Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Investor Shares and Institutional Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects, except that (i) Investor Shares bear annual service fees pursuant to the Servicing Plan, while Institutional Shares are not subject to such fees; (ii) Institutional Shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser; and (iii) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the net asset value of that class in relation to the net asset value of the applicable Fund.

The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

PricewaterhouseCoopers LLP, with principal offices at 405 Howard Street, Suite 600, San Francisco, California 94105, has been selected to serve as the Funds’ independent registered public accounting firm. The independent auditor of the Funds audits the annual financial statements for each Fund, assists and consults in connection with SEC filings and reviews of the annual federal income tax return filed for each Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is sub-administrator, fund accounting agent and the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds. As such, Brown Brothers Harriman & Co. calculates the daily NAV and also holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Funds. Brown Brothers Harriman & Co. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

Brown Brothers Harriman & Co. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Trustees have delegated to Brown Brothers Harriman & Co. certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers Harriman & Co. and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ administrator.

Effective April 26, 2021, Parnassus Funds retained Ultimus Fund Solutions, LLC (“Ultimus”) to serve as transfer agent, pursuant to that certain Master Services Agreement, for which Ultimus receives a fixed annual fee and per-account fees for its services as transfer agent. Ultimus has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Prior to April 26, 2021, Parnassus Investments served as transfer agent.

The Adviser has entered into an Administrative Agency Agreement with Brown Brothers Harriman & Co. to provide certain fund accounting services, including transaction processing and review, custodial reconciliation, securities pricing, and investment accounting. The Adviser pays Brown Brothers Harriman & Co. a monthly fee as compensation for these services that is based on the total net assets of accounts in the Parnassus Funds. While the Adviser continues to serve as the administrator of the Parnassus Funds, Brown Brothers Harriman & Co. provides sub-administrative services that were previously undertaken by the Adviser. The Adviser supervises and monitors the fund accounting services provided by Brown Brothers Harriman & Co. Their services are also subject to the supervision of the officers and Boards of Trustees of the Trusts.

Parnassus Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best-efforts basis and are not obligated to sell any specific amount of shares.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2023 are incorporated in this statement of additional information by reference to the Funds’Annual Report to shareholders dated December 31, 2023, as filed with the SEC on February 2, 2024. A copy of the Annual Report, which contains the Funds’ audited financial statements for the year ended December 31, 2023, and Semiannual Report may be obtained free of charge by writing or calling the Funds, or by visiting the Funds’ website (www.parnassus.com).

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than with the Aaa securities.

A Bonds, which are rated A, possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest some susceptibility to future impairment.

Baa Bonds, which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”)

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the greatest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

AA-1

ANNEX B

PARNASSUS INVESTMENTS, LLC PROXY VOTING POLICIES AND PROCEDURES

I.	Overview

Parnassus Investments, LLC (“Parnassus”) manages the portfolios of the series of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies and may also manage portfolios for separate account clients.

These Proxy Voting Policies and Procedures apply to the voting of equity securities as well as the voting and/or consent rights of fixed income securities, including but not limited to plans of reorganization and waivers and consents under applicable indentures. These Proxy Voting Policies and Procedures do not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemptions, and Dutch auctions. These Proxy Voting Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Funds.

II.	Procedures

Parnassus maintains a Proxy Committee, comprised of senior members of the investment team, and other company functions, that oversees and maintains the Proxy Voting Policies and Procedures and reviews our vote history at least annually. Occasionally, this review process results in updates to our Policies and Procedures.

Parnassus’ voting history is public on our website, www.parnassus.com. We generally will not disclose our voting intentions prior to meetings. See section VIII, “Disclosure to Clients,” below for additional information regarding how we may disclose our votes.

Parnassus retains Institutional Shareholder Services (“ISS”), a firm with expertise in global proxy voting and corporate governance, to assist in the proxy voting process. ISS acts as our voting agent (processing the proxies), advises us on current and emerging proxy voting and governance items and trends, and interprets and applies our Policies to individual proxy items, subject to our review and oversight. We may also utilize Glass Lewis research or other sources to inform our proxy voting decisions. Parnassus takes into account sustainability factors as part of and alongside financial metrics in making investment decisions and voting proxies.

III.	Proxy Voting Outside the United States

For non-U.S. equity securities, governance standards and market practices may differ considerably. For this reason, Parnassus applies context-specific proxy voting standards in each market. We leverage third-party expertise and recommendations, including ISS’ international Socially Responsible Investing (SRI) proxy voting guidelines, ISS’ country-specific guidelines, and Glass Lewis’ proxy research when making voting decisions.

Parnassus’s commitment to serve the best interests of the Funds and other clients in accordance with firm’s Principles guide proxy vote decisions globally.

IV.	Proxy Voting Policies

The following policies indicate our general positions on U.S. proxy ballot issues and how we vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of portfolio companies’ management and will vote in a manner that we believe is in the best interest of clients and shareholders of the Funds, consistent with the firm’s Principles. These policies cannot address all potential voting issues but describe our views on most topics that arise in proxy voting. There may be unique circumstances that cause us to deviate from our policy from time to time, at our discretion, to vote prudently in the best interests of the Funds and our clients.

Management Proposals

Parnassus believes that companies are best managed by leadership that is aligned with the interests of shareholders, which may include alignment with other key stakeholders such as customers, employees, or impacted communities. Indicators of strong governance structures include boards and management teams with diversified backgrounds, tenures, personal characteristics, skill sets, and experience; strong protection of shareholder rights; and alignment of management compensation with company performance, the interests of long-term shareholders, and factors that could have a material impact on the company’s ability to sustain its success over the long term.

Board and Director Elections

Parnassus believes that a company’s board should be independent of management, elected annually, represent diverse skills, experiences, and backgrounds that are relevant to the long-term strategy of the company, mixed-tenured, and act in a way that is aligned with the interests of shareholders.

We will generally vote against or withhold votes from:

•	Non-independent members of key committees, including the audit, governance, and compensation committees;

•

Incumbent members of the nominating or governance committee if the board does not have an independent chair or independent lead director; if the board maintains features misaligned with shareholder interests, such as a classified board structure, supermajority voting requirements, and multiple share classes, without reasonable sunset provisions or explanation; or is insufficiently diversified, such as with respect to backgrounds, tenures, personal characteristics, skill sets or experience. We will consider market norms and company context when applying these governance expectations in pursuit of long-term value for our shareholders.

•	Directors who have attended fewer than 75% of board meetings;

•

Directors who serve on more than four corporate boards or executive officers of public companies who serve on more than one public company board besides their own. We will not vote against executives on their own boards for this reason alone;

•	Chief Financial Officers serving on their own boards at U.S.-based companies;

•	Certain non-independent or inside directors if less than two-thirds of the board is independent;

•	Incumbent members of the compensation committee if the board fails to respond adequately to an executive compensation plan that received support from less than 70% of votes cast in the previous year.

Circumstances in which we will vote case-by-case on directors individually, by committee, or across the entire board include:

•	Boards with a lack of reasonable refreshment efforts and succession planning;

•	Executive compensation plans that receive recurring low votes, are excessive or misaligned with company performance, or have problematic features;

•	Failure to replace the CEO as appropriate;

•	Material failures in fiduciary responsibility, risk management, or governance, including failure to manage and address salient sustainability risks;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about their ability to effectively oversee management and serve the best interests of shareholders at any company; and

•	Failure to act on a shareholder proposal that received the support of a majority of the votes cast in the previous year.

Board Structure

•	We will vote for proposals to repeal classified boards and to elect all directors annually. Similarly, we will vote against proposals to classify the board.

Contested Elections

In any case, when a director election has more nominees than available board seats, we will determine our votes on a case-by-case basis, taking into consideration the performance of the company, cases presented by management and dissident nominees, the overall composition and performance of the board, and alignment with Parnassus’ Principles and the long-term interests of shareholders in our Funds.

Compensation

Parnassus believes robust compensation policies are critical to attracting, retaining, and engaging high-performing executives and encouraging sound decision-making and risk management. Effective compensation plans are transparently communicated, include clearly defined, rigorous quantitative financial and operational performance targets, and align management’s interests with those of long-term shareholders.

Generally,

•	We will vote for compensation packages that demonstrate pay-for-performance alignment.

•	We will vote for annual advisory votes on executive compensation (“say-when-on-pay”).

•	We will vote against compensation packages that are excessive relative to the company’s peer set or are otherwise misaligned with company performance and/or long-term shareholder interests.

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We will vote against compensation packages with problematic pay features which may include: majority cash, majority time-based rather than performance-linked awards, insufficient performance periods for long-term equity awards, use of similar metrics for short- and long-term incentive plans, use of adjusted metrics without sufficient justification, internal pay disparity, excessive perquisites or severance provisions, excise tax gross-ups, inappropriate and/or excessive discretionary one-time awards, and lack of rigorous risk mitigation features.

•	We will otherwise vote on executive compensation on a case-by-case basis.

Severance Packages

•	We will vote on a case-by-case basis on proposals to ratify or cancel severance packages, also known as golden parachutes. An acceptable parachute should at least:

•	Have a triggering mechanism that is beyond the control of management;

•	Not exceed 2.99 times the base amount, defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; and

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Have change-in-control payments that are double-triggered, i.e., occurring only after (1) a change in control has taken place, and (2) the termination of the executive as a result of the change in control has taken place.

Stock Options

•	We will generally vote for the use of performance-based stock options, which align executive compensation with company performance.

•	We will generally vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will otherwise vote on stock option plans on a case-by-case basis, considering voting and earnings dilution.

Employee Stock Ownership Plans

•	We will generally vote for employee stock ownership plans, so long as they are broad-based, do not cause excessive dilution, and are not unduly weighted toward executive management.

Shareholder Rights

Dual or Multiple Classes of Stock

•	We will generally vote against proposals that seek to create dual or multiple classes of stock with uneven voting rights.

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We will generally vote against proposals at companies with more than one class of common stock that seek to increase the number of authorized shares of the class of common stock that has superior voting rights.

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For newly public companies, we will generally vote against incumbent members of the board if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset.

Equal Access to Proxies

•	We will generally vote for proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than 3% of the voting power;

•	Ownership duration: maximum requirement not longer than 3 years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of generally the greater of two directors or 25% of the board.

•	We will generally vote against proxy access proposals that are more restrictive than these guidelines.

Written Consent and Special Meetings

•	We will generally vote for proposals to allow shareholders with a minimum ownership threshold of 10% the ability to act by written consent.

•	We will generally vote for proposals to allow shareholders with a minimum ownership threshold of 10% the ability to call special meetings.

•	We will consider written consent and special meeting proposals with thresholds other than 10% on a case-by-case basis.

Virtual Shareholder Meetings

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We will generally vote for proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings and are offered with the goal of broadening shareholder participation rather than restricting it.

Cumulative Voting

•	We will generally vote for proposals for cumulative voting at controlled companies.

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We will generally vote against proposals to eliminate cumulative voting unless the company has proxy access, has adopted a majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and has adopted a director resignation policy to address failed elections.

Independent Accountants

•	We will generally vote against ratification of the company’s auditor when non-audit fees represent more than 25% of total fees.

•	We will otherwise generally vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the auditor may be compromised.

Changes in Capital Structure

Common Stock Authorization

•	We will generally vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis, considering company-specific factors including past performance and the current request.

Reverse Stock Split

•	We will generally vote for proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Share Repurchase Programs

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We will generally vote for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, and in the absence of company-specific concerns such as greenmail, the use of buybacks to manipulate incentive compensation metrics, or threats to the company’s long-term viability.

Preferred Stock Authorization

•	We will generally vote against proposals seeking to create blank check preferred stock to be used as a takeover defense or those that carry superior voting rights.

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We will generally vote against proposals at companies with more than one class or series of preferred stock that seek to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

•	We will otherwise consider the issuance of preferred stock on a case-by-case basis, taking into account company-specific factors that include past board performance and the current request.

Preemptive Rights

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We will consider on a case-by-case basis proposals to create or abolish preemptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. In doing so, we will consider the size of a company, characteristics of its shareholder base, and liquidity of the stock.

Reincorporation

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We will vote on a case-by-case basis on proposals to allow U.S.-based corporations to reincorporate overseas, taking into account the economic benefits of and business reasons for reincorporation, as well as any tax and ethics-related considerations.

Mergers, Acquisitions and Other Corporate Restructurings

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We will consider mergers and acquisitions on a case-by-case basis. In doing so, we will evaluate the terms of each proposal, the potential long-term value of the investment, and the financial, strategic, and operational benefits.

•	We will consider other corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations, and asset sales, on a case-by-case basis.

Anti-Takeover Provisions

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We will generally vote against poison pills and authorization to issue stock to avoid a takeover, taking into account the rationale for adopting the pill, the company’s existing governance structure, and extraordinary circumstances.

•	We will generally vote against supermajority provisions, which generally require at least a two-thirds affirmative vote for passage of issues.

Shareholder Proposals

We generally support reasonable proposals that promote long-term shareholder value through strong governance, sustainable business practices, and improved disclosures. This may include items that seek enhanced governance structures, executive compensation alignment with long-term performance, and robust risk management practices. Additionally, we may support reasonably drafted proposals that support and promote long-term shareholder value by improving performance or disclosure on environmental and human capital management practices, setting science-based emission reduction targets that are consistent with applicable laws, protecting human and labor rights, and aligning company political activities with their publicly stated goals. We will oppose proposals that we do not believe will align with these goals.

V.	Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

•	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

•	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•	Suggest that the client engage another party to determine how the proxy should be voted; or

•	Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

VI.	Voting of Foreign Shares

Voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include:

•	Untimely or inadequate notice of shareholder meetings;

•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

•	In person voting requirements;

•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);

•	Granting local agents powers of attorney to facilitate voting instructions; and

•	Proxy materials or ballots not being readily available or ballots not being available in English.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Parnassus may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value. We make our best efforts to vote proxies of foreign securities in accordance with our policies and procedures; however, in certain circumstances, it may be impractical or impossible to do so. Our service provider ISS assists us in this process.

VII.	Securities Lending

From time to time, certain Funds may participate in a securities lending program. In the event the Funds or its agent receives timely notice of a shareholder meeting for a U.S. security, the Funds and its agent will attempt to recall any securities on loan before the meeting’s record date so that the Funds will be entitled to vote these shares. However, there may be instances in which the Funds are unable to timely recall securities on loan for a U.S. security, in which cases the Adviser will not be able to vote these shares. The Funds will report to their boards of trustees those instances in which the Funds are not able to timely recall the loaned securities. The Funds generally do not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow the Funds to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If the Adviser receives timely notice of what it determines to be an unusual, significant vote for a non-U.S. security where shares held by the Funds are on loan, and determines that voting is in the best long-term economic interest of shareholders, then the Funds will attempt to timely recall the loaned shares.

VIII.	Annual Review by Compliance

We conduct required annual compliance testing, during which our Proxy Voting Policies and Procedures are tested. This process entails a review of the Policy and testing by the Compliance Department to assess whether the Policies were followed during the year. The testing results are reviewed by the Chief Compliance Officer (CCO). Policies will be amended periodically to ensure they accurately reflect the procedures of Parnassus.

IX.	Record Keeping

We will maintain the following records with respect to proxy voting:

•	A copy of our proxy voting policies and procedures;

•	A copy of all proxy statements received (Parnassus may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	A record of each vote cast on behalf of a client (Parnassus may rely on a third party to satisfy this requirement);

•	A copy of any document prepared by Parnassus that was material to making a voting decision or that memorializes the basis for that decision; and

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A copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

X.	Disclosure to Clients

We publicly disclose how the Funds’ securities were voted at shareholder meetings on our website, www.parnassus.com, and via an annual filing with the SEC. We generally do not disclose to clients how we intend to vote at shareholder meetings beyond the provisions of our proxy voting guidelines or required disclosure in regulatory filings.

XI.	Disclosure of Proxy Voting Intentions to Issuers

Our investment professionals may disclose to an issuer how we intend to vote with regard to any matter to be presented at such issuer’s annual or special shareholders meetings. With regard to a third party other than the issuer, our investment professionals may disclose how we intend to vote with regard to any matter to be presented at an annual or special shareholders meeting; provided that if the voting intention involves a shareholder’s proposal, whether under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or under the issuer’s charter documents (a “Shareholder Proposal”), or a contested meeting, then our investment professionals will notify our CCO of the disclosure they made, unless our voting intention is made clear through these Policies and Procedures.

Our investment professionals will ensure that we do not act in concert with a third party with regard to a Shareholder Proposal, a contested meeting, or other proxy matter unless otherwise approved by the CCO. If our investment professionals want to take a public stance with regard to a proxy, the investment professionals must consult with our CCO before making or issuing a public statement.